UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2022

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A ordinary shares	LBTYA	Nasdaq Global Select Market
Class B ordinary shares	LBTYB	Nasdaq Global Select Market
Class C ordinary shares	LBTYK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

UPC Broadband Holding B.V. (the “Company”) as borrower and the Company and the other guarantors named therein as guarantors (the “Guarantors”) and The Bank of Nova Scotia as facility agent (the “Facility Agent”) and as security agent (the “Security Agent”), among others, are parties to a Senior Facilities Agreement originally dated January 16, 2004 and as amended and restated from time to time (the “Senior Facilities Agreement”). The Company and each of the Guarantors is an indirect wholly-owned subsidiary of Liberty Global plc.

Capitalized terms used below shall have the meanings given to them in the Amended Senior Facilities Agreement (as defined below).

On May 23, 2022, the Company, the Facility Agent, the Security Agent and the companies named therein as Security Grantors entered into an amendment and restatement agreement (the “Amendment and Restatement Agreement”) to amend and restate the Senior Facilities Agreement (the Senior Facilities Agreement, as amended and restated by the Amendment and Restatement Agreement, the “Amended Senior Facilities Agreement”) to, among other things:

•include Swiss Francs as an Additional Currency;
•provide a new compounded benchmark rate for the calculation of interest for Swiss Francs and Sterling;
•confirm that fixed rate advances under certain existing additional facilities shall remain on their applicable fixed rates notwithstanding the addition of the new compounded benchmark rates; and
•update the schedule of original parties to reflect that two of the previously listed entities have been released as Guarantors (as these entities are no longer part of the Borrower Group).

The Amendment and Restatement Agreement and the Amended Senior Facilities Agreement are attached hereto as Exhibit 4.1 and are incorporated herein by reference. The foregoing description of the Amended Senior Facilities Agreement is not complete and is subject to and qualified in its entirety by reference to the full text thereof set forth in Exhibit 4.1.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Exhibit Name

4.1
Amendment and Restatement Agreement dated May 23, 2022 between, among others, UPC Broadband Holding B.V. as obligors’ agent and The Bank of Nova Scotia as facility agent and security agent and, attached, as a schedule thereto, a copy of the Amended Senior Facilities Agreement dated May 23, 2022 between, among others, UPC Broadband Holding B.V. as borrower and The Bank of Nova Scotia as facility agent and security agent

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: May 24, 2022